UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2023
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware			1-13881	52-2055918
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

7750 Wisconsin Avenue	Bethesda	Maryland		20814
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01.	Regulation FD Disclosure.
Marriott International, Inc. (“Marriott”) issued a press release describing certain information that will be presented as part of its investor and security analyst conference, which is being webcast today, Wednesday, September 27, 2023 from approximately 8:00 a.m. to 12:30 p.m. Eastern Daylight Time (EDT). A copy of Marriott’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

The live webcast will be provided through Marriott's investor relations web site at www.marriott.com/investor (select the 2023 Security Analyst Meeting link). Presentation materials will be available on the same site approximately one hour before the start of the webcast. The webcast replay will be available online after the meeting as well.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 99.1	Press release issued September 27, 2023
Exhibit 99.2	Non-GAAP financial and performance measures and reconciliations
Exhibit 104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: September 27, 2023	By:	/s/ Felitia O. Lee
Felitia O. Lee
Controller and Chief Accounting Officer